December 29, 2023

WESTWOOD FUNDS

A Series of Ultimus Managers Trust

Fund	Institutional Shares	A Class Shares	C Class Shares
Westwood Total Return Fund	WLVIX	WWTAX	WTOCX

Supplement to the Prospectuses, Summary Prospectuses and
Statement of Additional Information, each dated February 28, 2023, as supplemented

This supplement updates certain information in the Prospectuses, Summary Prospectuses and Statement of Additional Information (“SAI”) for the Westwood Total Return Fund (the “Fund”), a series of the Ultimus Managers Trust, as set forth below. For more information or to obtain a copy of the Fund’s Prospectus, Summary Prospectus or SAI, free of charge, please visit the Fund’s website at www.westwoodfunds.com or call the Fund toll free at 1-877-FUND-WHG (1-877-386-3944).

The following changes are made in the Prospectuses, Summary Prospectuses and SAI for the Fund.

Westwood Total Return Fund

Effective February 28, 2024, the name of the Fund will change to Westwood Capital Appreciation and Income Fund and all references to the name of the Fund in the Prospectuses, Summary Prospectuses and SAI will be replaced with references to the Fund’s new name.

If you have any questions regarding the Fund, please call 1-877-FUND-WHG (1-877-386-3944).

Investors Should Retain this Supplement for Future Reference.